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                              HOMESTEAD FUNDS, INC.
                        SUPPLEMENT DATED OCTOBER 25, 2002
                       TO THE PROSPECTUS DATED MAY 1, 2002

This supplement describes changes to the prospectus dated May 1, 2002. Please read this supplement and keep it with your prospectus for future reference.


ALL FUNDS
The following section on page 47:

    HOW TO SELL SHARES/BY PHONE
    Call 1-800-258-3030. In order to use this service, you must have authorized telephone privileges.

is to be removed and replaced by the following section:

    HOW TO SELL SHARES/BY PHONE
    Call 1-800-258-3030. In order to use this service you must have authorized telephone privileges. Telephone withdrawals are limited to $100,000 per day.


ALL FUNDS
The following paragraph on page 49:

    CONDITIONS OF PURCHASE
    All purchases must be made in U.S. dollars and, to avoid fees and delays, all checks must be drawn on U.S. banks. No cash or cash equivalents (including money orders, traveler's checks, cashier's checks or bearer bonds) will be accepted. Homestead Funds and its distributor reserve the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. If your purchase is canceled due to nonpayment or because your check does not clear (and, therefore, we are required to redeem your account), you will be responsible for any loss the Funds incur.

is to be removed and replaced with the following section:

    CONDITIONS OF PURCHASE
    Homestead Funds accepts the following forms of payment...

        PERSONAL AND BUSINESS CHECKS written in U.S. dollars, made payable directly to Homestead Funds and drawn on accounts held at U.S. financial institutions. Checks must have pre-printed name and address information.

        WIRES AND ACH TRANSFERS sent in U.S. dollars from accounts held at U.S. financial institutions. Bank account information must be on file with us. Typically, shareholders provide this when they complete an account application.

    To protect the Funds from fraud, we do not accept third-party checks, bank account starter checks or credit card convenience checks. In keeping with our anti-money laundering policies, we also do not accept certain other forms of payment where the investor is not clearly identified. These include cash or cash equivalents such as money orders, traveler's checks, cashier's checks and bearer bonds.

    Homestead Funds and its distributor reserve the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. If your purchase is canceled due to nonpayment or because your check does not clear (and, therefore, we are required to redeem your account), you will be responsible for any loss the Funds incur.

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STOCK INDEX FUND

On September 27, 2002, Deutsche Bank AG, the parent company of Deutsche Asset Management, Inc., and Northern Trust Corporation announced that they have signed a definitive agreement for the sale of Deutsche Bank's global passive equity, enhanced equity and passive fixed-income business. Deutsche Asset Management, Inc. serves as the investment manager to the Equity 500 Index Portfolio, in which the Stock Index Fund invests all of its assets under a master-feeder fund arrangement. Under this agreement, it is proposed that Deutsche Asset Management, Inc. would continue as investment manager of the Equity 500 Index Portfolio and that Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, would become a sub-advisor to the Equity 500 Index
Portfolio. The transaction is expected to be completed, pending regulatory, board and shareholder approval and satisfaction of certain other conditions, within three to six months.